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                               AGREEMENT TO EXTEND
                          EMPLOYMENT AGREEMENT BETWEEN
                  THE WARNACO GROUP, INC. AND JAMES P. FOGARTY

         WHEREAS, The Warnaco Group, Inc., its divisions and subsidiaries ("Warnaco"), and James P. Fogarty ("Employee") entered into that certain Employment Agreement dated as of June 11, 2001 (the "Employment Agreement"); and

         WHEREAS, pursuant to sections 2 and 14 of the Employment Agreement, Warnaco and Employee wish to extend the Employment Period (as such term is defined in the Employment Agreement) as set forth below.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. The Employment Period shall be extended to the date which is the earlier of (i) April 30, 2003, and (ii) the effective date of a confirmed plan or plans of reorganization for all or substantially all of the debtors in the chapter 11 cases filed by Warnaco and certain of its subsidiaries in the United States Bankruptcy Court for the Southern District of New York on June 11, 2001.

         2. Except as set forth above, the parties hereto acknowledge and agree that all of the terms and provisions of the Employment Agreement are unchanged and ratified.

         IN WITNESS WHEREOF, each of Warnaco and Employee has executed this Agreement, in the case of Warnaco by its duly authorized officer, as of July 19, 2002.


Dated: July 19, 2002                  THE WARNACO GROUP, INC., for itself and
                                      its divisions, subsidiaries and affiliates


                                      By: /s/ Stanley P. Silverstein
                                         ---------------------------------------
                                         Name:  Stanley P. Silverstein
                                         Title: Vice President

Dated:   July 19, 2002                EMPLOYEE


                                      By: /s/ James Fogarty
                                         ---------------------------------------
                                            James P. Fogarty